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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-22955

Tekla Healthcare Opportunities Fund
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2016 to March 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Semiannual Report

March 31, 2017

(Unaudited)

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Distribution policy: The Fund has implemented a managed distribution policy (the Policy) that provides for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1125 per share to shareholders of record. The Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in the Fund's notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that tells you how to report distributions for federal income tax purposes.

You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

Consider these risks before investing: As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market generally and market sectors in particular. You could lose money over short or long periods of time. Political and economic news can influence market-wide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of Healthcare Companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Dear Shareholders,

Dating back to the early 1980's, many of us in the drug development world have felt that we have been in the midst of a revolution in the discovery, development and use of a new generation of medicinal products. It had only been in the 1970s that key cloning and similar techniques were developed that allowed the subsequent creation of biological and antibody based products capable of dramatically changing the nature of drug therapy. These new technologies were seen as having the potential to cure numerous diseases or improve the quality and extent of life for many individuals with a myriad of diseases. This prophecy has come to pass. There are few who would say that the world has not materially benefitted from biotechnology or genomic technologies since their late twentieth century advent. Nearly every drug discovery and development effort in academics, in government, and in the private sector uses and benefits from these technologies. In the last 30 or so years we have seen the creation of new medical therapies that have saved or extended lives and/or have turned otherwise lethal conditions into manageable situations. This has been most obvious to us in the areas of cancer and rare diseases, but is evident in nearly every area of medicine.

Progress, however, has not always been smooth or straight upwards to inevitable success. The 80's saw the development of many drugs which replaced proteins/enzymes that were deficient in patients with diseases such as diabetes or conditions such as anemia; but in this period, we also experienced tough economic times which slowed progress. The development of antibody based products, a remarkably effective approach to drug development, became common after approval of the first such product in 1986. And the genomic age began. While there were many other positive developments, the 90's ended with just a handful of profitable biotech companies but also with the creation of a spate of Initial Public Offerings (IPOs), that augured a new generation of biotech/pharma developments, many based on the promise of genomics that would further change the pace and nature of new medical product development. Some of these companies have gone on to do great things; others though were more speculative and were slow to reach their potential or did not get there at all. During this period of great success, the biotech industry also faced challenges. For example, the U.S. President and the UK Prime Minister suggested in the 2000 timeframe that maybe we didn't need traditional patent protection for novel inventions. This has been thought by some as being a cause of the 70% drawdown of the biotech sector in the early part of the twenty-first century. The sector rebounded a bit in the mid-2000s but was heartily challenged, as was the entire U.S. economy, by the Great Recession of the 2008-9 timeframe.

Since its 2009 nadir, the biotech and healthcare sectors have rebounded impressively. Returns through mid-2015 were notable, with the biotech and healthcare sectors each substantively outperforming the broad S&P 500® Index* ("SPX") as a host of new and novel products came to market. These successes spawned a second large group of IPOs that funded a wave of biotech and other healthcare companies poised to develop new and notable products in the areas of immuno-oncology, orphan diseases, antibiotics, gene therapy, gene editing and a host of other scientific areas.

Having said this, after reaching a mid-year 2015 high nearly 400% above its 2009 low point, the biotech sector was again challenged by claims, peaking during the 2016 U.S. Presidential campaign, that drug prices have gotten too high. A tweet by one of the Presidential candidates is thought by some to have been a significant contributor to the 40% retreat in the biotech sector which occurred during the latter half of 2015 and the early part of 2016.

Biotechnology, Healthcare, and S&P 500 Performance
2009 – 2017

The biotech sector traded in a relatively narrow range for most of 2016, appearing to test the February 2016 low coincident with the U.S. Presidential election. However, in a surprise to many, the biotech sector (and the market in general) rebounded strongly with the election of President Trump, recovering approximately 50% of the prior drawdown within a few weeks after the election. The biotech sector has since traded in a range and is now (as of late April 2017) at approximately the same level as was reached in the post-election run up.

Of course, now the question is, where do we go from here? We provide support for our views in the following pages but the bottom line is that we are generally optimistic. As noted, the market has just created a generation of well funded new public companies with many interesting products in development. The existing profitable biotech companies are growing faster than the broad market and we expect them to continue to do so. The Food and Drug Administration (FDA) continues to approve products at a relative elevated rate and the new Administration speaks of being business friendly. No less important, after the recent sector pullback, the profitable biotech sector is at a lower valuation than the broad market. Many things can change or unexpected problems can occur, especially in the short term. But, given our emphasis on fundamentals, we lean towards optimism in our view of the future.

As always, we thank you for your consideration of the Tekla Funds. Please call our investor support services agent Destra Capital or us if you have any questions.

Be well,

Daniel R. Omstead, Ph.D.
President and Portfolio Manager

Perspective on the Biotechnology and
Healthcare Sectors

Since President Trump's election, there has been a rebound in both the broad market and the biotech and healthcare sectors after a significant downturn in late 2015 and early 2016. In fact, as of late April 2017, the biotech sector has regained approximately 50% of the decline seen in the first two months of 2016.

The question now is what to think about the biotech and healthcare sector going forward? Will we see continued politicization of healthcare with a focus on drug pricing and uncertainty about how/whether to repeal/replace Obamacare? Or will we see reduced rhetoric and a focus on the fundamentals of the sector? Is there an opportunity to see the sector move forward or will continued uncertainty hold the sector back? In order to come to a conclusion, we take into consideration the following fundamentals.

We note that healthcare spending, both in the U.S. and throughout the Organisation for Economic Co-operation and Development (OECD) countries, continues to grow as a percentage of the Gross Domestic Product (GDP). We also note that healthcare represents a significant portion of the broad SPX. One cannot exclude the possibility that other factors will dominate the markets, but we are generally optimistic about the intermediate and long term future of healthcare in general and biotech in particular.

S&P 500® Index Composition by Global Industry Classification Standard Sector

Healthcare Spending as a Percentage of GDP
1980 – 2015

We also note that long term secular population growth rates continue in the U.S. and in many other countries. We have previously reported that people tend to spend more on healthcare as they age. The following chart depicts population growth in key geographies. Note that in all geographies depicted, the general population is expected to grow through 2050 and that the proportion of older citizens is also expected to grow.

Population 65 to 84 Years and 85 Years and Over in the World's Four Largest Countries: 2012, 2030, and 2050

In addition to population growth, per capita healthcare spending has been growing. In the U.S., for example, Centers for Medicare & Medicaid Services (CMS) healthcare related spending is expected to grow at 5.8% per year, 1.3% faster than U.S. GDP growth. Moreover, prescription drug spending is projected to grow at 6.7% per year. While per capita healthcare spending in the U.S. is higher than in other OECD countries, a similar trend exists in other OECD countries.

Per Capita Healthcare Spending by Country
1970 – 2015

While population growth in broad geographies continues, so does innovation. As we have previously described, impressive new developments in immuno-oncology, gene therapy, gene editing and the like are occurring rapidly. These developments are part of a general trend that may lead to new and better medical therapies. In the following charts, evidence of this trend is depicted in the form of general trends in the number of National Institute of Health ("NIH") funded scientific papers, the number of clinical trials undertaken and in the number new medical therapies approved.

NIH Funded Papers
1985 – 2013

Total Number of Registered Studies Over Time
2000 – 2016

FDA New Molecular Entity and New Biologic License Application Filings and Approvals
2006 – 2015

It is our general view that more scientific papers lead to more drugs being evaluated in clinical trials and, in turn, ultimately to more product approvals. We believe these are factors that drive biotech and healthcare sector performance. Note that in terms of new FDA approvals, more than 40 New Molecular Entities (NMEs) were approved by the FDA in 2014 and 2015 whereas fewer than 30 were approved annually in the period from 2006-2010.

We also note that given the recent pullback in the biotech and healthcare sectors, valuations within these sectors have become attractive. The following chart depicts Price/Earnings ratios for these sectors compared to the broad SPX over the last five years. It is clear that the valuation of both the biotech and healthcare sectors (e.g. the S&P Composite 1500® Health Care Index* ("S15HLTH") and the more focused S&P Composite 1500® Biotechnology Index*) are now more attractive than that of the SPX.

Biotechnology, Healthcare, and
S&P 500 Price to Earnings Ratio
2013 – 2017

Furthermore, we note that the earnings of healthcare companies in the S15HLTH have been growing while those of companies in the broad SPX have been flat or even declining.

Healthcare and S&P 500 Earnings per Share
(Trailing 12 Months)
2015 – 2017

In summary, the biotech and healthcare sectors look attractive to us. Population dynamics are favorable, the underlying science is advancing and the numbers of clinical trials and product approvals have increased. Simultaneously, valuations and earnings growth in key areas are attractive.

We can't stress enough that ours are volatile sectors subject to all manner of unpredictable outcome. Failure of a key clinical trial or an unexpected rejection of an FDA application could produce broader negative sentiment. Or we could see an unexpected political outcome, even a skeptical tweet by a senior politician. Such events could (and have in the past) produced a negative impact on the biotech and healthcare sectors. One can never tell about the short-term; we have come to see that anything can happen. But as fundamental analysts, we lean toward being favorable to the future of the biotech and healthcare sectors.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Fund Essentials

(Unaudited)

Objective of the Fund

The Fund's investment objective is to seek current income and long-term capital appreciation by investing primarily in securities of healthcare companies. In addition, the Fund seeks to provide regular distribution of income and realized capital gains.

Description of the Fund

Tekla Healthcare Opportunities Fund ("THQ") is a non-diversified closed-end healthcare fund traded on the New York Stock Exchange under the ticker THQ. THQ employs a versatile growth and income investment strategy investing across all healthcare sub-sectors and across a company's full capital structure.

Investment Philosophy

Tekla Capital Management LLC, the Investment Adviser to the Fund, believes that:

•  Aging demographics and adoption of new medical products and services can provide long-term tailwinds for healthcare companies

•  Late stage biotechnology product pipeline could lead to significant increases in biotechnology sales

•  Investment opportunity spans 11 sub- sectors including biotechnology, healthcare technology, and managed care REITs

•  Robust M&A activity in healthcare may create additional investment opportunities

Fund Overview and Characteristics as of 3/31/17

Market Price[1]	$17.40
NAV[2]	$18.89
Premium/(Discount)	-7.89%
Average 30 Day Volume	138,937
Net Assets	$822,208,433
Managed Assets	$1,047,208,433
Leverage Outstanding	$225,000,000
Total Leverage Ratio[3]	21.49%
Ticker	THQ
NAV Ticker	XTHQX
Commencement of Operations Date	7/31/14
Fiscal Year to Date Distributions per Share	$0.68

1 The closing price at which the Fund's shares were traded on the exchange.

2 Per-share dollar value of the Fund, calculated by dividing the total value of all the securities in its portfolio, plus any other assets and less liabilities, by the number of Fund shares outstanding.

3 As a percentage of managed assets.

Holdings of the Fund (Data is based on net assets)

Asset Allocation as of 3/31/17

Sub-Sector Allocation as of 3/31/17

This data is subject to change on a daily basis.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Largest Holdings by Issuer

(Excludes Short-Term Investments)

as of March 31, 2017
(Unaudited)

Issuer – Sector	% of Net Assets
Johnson & Johnson – Pharmaceuticals	9.4%
Celgene Corporation – Biotechnology	6.8%
Merck & Co., Inc. – Pharmaceuticals	6.7%
UnitedHealth Group Inc. – Health Care Providers & Services	6.5%
Gilead Sciences, Inc. – Biotechnology	5.9%
Abbott Laboratories – Health Care Equipment & Supplies	5.5%
Allergan plc – Pharmaceuticals	4.8%
Medtronic plc – Health Care Equipment & Supplies	4.5%
Amgen Inc. – Biotechnology	4.2%
Eli Lilly & Company – Pharmaceuticals	3.5%
Vertex Pharmaceuticals Incorporated – Biotechnology	3.5%
Alexion Pharmaceuticals, Inc. – Biotechnology	3.3%
Humana Inc. – Health Care Providers & Services	2.8%
Cigna Corporation – Health Care Providers & Services	2.8%
Pfizer Inc. – Pharmaceuticals	2.7%
CVS Health Corporation – Health Care Providers & Services	2.7%
Thermo Fisher Scientific Inc. – Life Sciences Tools & Services	2.4%
Biogen Inc. – Biotechnology	2.3%
Acadia Healthcare Company, Inc. – Health Care Providers & Services	2.2%
Zimmer Biomet Holdings, Inc. – Health Care Equipment & Supplies	2.2%

Fund Performance

THQ is a closed-end fund which invests predominantly in healthcare companies. Subject to regular consideration, the Trustees of THQ have instituted a policy of making monthly distributions to shareholders.

The Fund seeks to benefit from the earnings growth of the healthcare industry while capturing income. Income is derived from multiple sources including equity dividends, fixed income coupons, real estate investment trust distributions, convertible securities coupons and selective equity covered call writing premiums. In order to accomplish its objectives, THQ often holds a majority of its assets in equities. Allocation of assets to various healthcare sectors can vary significantly as can the percentage of the portfolio which is overwritten.

The Fund may invest up to 15 percent of managed assets, measured at the time of investment, in the debt of healthcare companies. It may also invest up to 25 percent of managed assets in healthcare REITs. The Fund may also hold up to 30 percent of managed assets in convertible securities and may invest a portion of its assets in restricted securities. In order to generate additional "current" income THQ often sells (or writes) calls against a material portion of its equity assets. The portion of equity assets overwritten can vary, but usually represents less than 20 percent of managed assets. At times, the overwritten portion of assets is materially less than 20 percent of managed assets. The use of covered calls is intended to produce "current" income, but may limit upside in bullish markets. The Fund may also use leverage to enhance yield. The Fund may incur leverage up to 20 percent of managed assets at the time of borrowing. "Managed assets" means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund's accrued liabilities (other than liabilities representing borrowings for investment purposes).

The Fund considers investments in companies of all sizes and in all healthcare subsectors, including but not limited to, biotechnology, pharmaceuticals, healthcare equipment, healthcare supplies, life science tools and services, healthcare distributors, managed healthcare, healthcare technology, and healthcare facilities. The Fund emphasizes innovation, investing both in public and pre-public venture companies. The Fund considers its pre-public and other restricted investments to be a differentiating characteristic. Among the various healthcare subsectors, THQ has considered the biotechnology subsector, including both pre-public and public companies, to be a key contributor to the healthcare sector. The Fund holds biotech assets, including both public and pre-public, often representing 25-35% of net assets.

There is no commonly published index which matches the investment strategy of THQ. With respect to the Fund's equity investments, THQ often holds 20-40% of its managed assets, measured at the time of investment, in biotechnology. By contrast, the S15HLTH consists of more than 160 companies representing most or all of the healthcare subsectors in which THQ typically invests; biotechnology often represents 15-20% of this index. By contrast, the NASDAQ Biotechnology Index®* ("NBI"), which contains approximately 180 constituents, is much more narrowly constructed. The vast majority of this index is comprised of biotechnology, pharmaceutical and life science tools companies. In recent years, biotechnology has often represented 72-82% of the NBI. Neither the S15HLTH nor NBI indices contain any material amount of pre-public company assets.

The S&P 500 Health Care Corporate Bond Index®* ("SP5HCBIT") measures the performance of U.S. corporate debt issued by constituents in the healthcare sector of the SPX. This index is generally reflective of the debt assets in which THQ invests though the Fund invests in the SPX debt components as well as those of smaller capitalization companies.

The FTSE NAREIT Health Care Property Sector Index®* ("FNHEA") is comprised of U.S. publicly traded REITs in the healthcare sector. This index is generally reflective of the REITs in which THQ invests.

We present both NAV and stock returns for the Fund in comparison to several commonly published indices. We note that THQ is a dynamically configured multi-asset class healthcare growth and income fund. There is no readily available index comprised of similar characteristics to THQ and to which THQ can directly be compared. Therefore, we provide returns for a number of indices representing the major components of THQ's assets. Having said this, we note that there are no readily available indices representing the covered call strategy employed by THQ or the restricted security components of THQ. The following data for available funds over the six-month, one-year and since inception periods are provided for comparison.

Fund Performance for the Period Ended March 31, 2017

Period	THQ NAV	THQ MKT	NBI	S15HLTH	SPX	SP5HCBIT	FNHEA
6 month	2.81	3.69	1.63	4.34	10.12	-2.02	-4.62
1 year	15.48	18.54	13.04	12.22	17.16	1.68	9.62
Inception	7.96	2.72	5.81	9.39	9.34	3.32	6.43

Inception date July 29,2014

All performance over one-year has been annualized.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns. The market price returns reflect the reinvestment at the closing market price on the last business day of the month.

Portfolio Highlights as of March 31, 2017

Among other investments, THQ's performance benefitted in the past year by the following:

Incyte Corporation (INCY) is a mid cap biopharmaceutical company that has outperformed based on progression of their lead immuno-oncology asset into pivotal phase III clinical studies earlier than expected. We look forward to seeing the early stage data at the ASCO conference in June.

Vertex Pharmaceuticals Inc. (VRTX) is developing small molecules for the treatment of Cystic Fibrosis. In March, VRTX announced positive data in homozygous delF508 CF patients and in heterozygous patients with a residual function CFTR mutation. These results have sent the stock up nearly 30% as optimism around an apparently efficacious triple combination therapy became stronger.

Humana Inc. (HUM) is a managed care company focused on what we believe is an attractive market segment – Medicare Advantage (MA). Aetna's bid to acquire HUM was blocked earlier this year, allowing HUM to refocus on capital deployment. President Trump's apparent healthcare policy views may benefit the stock as he appears to favor MA over FFS Medicare and more broadly favors corporate tax reform.

Among other examples, THQ's performance was negatively impacted by the following investments:

Endologix Inc. (ELGX) endured a stock price decline as investors revised downward future sales of its principal growth driver with key safety data due June 3, 2017.

Puma Biotechnology Inc. (PBYI) is a biopharmaceutical company whose lead asset for adjuvant breast cancer is under review at the FDA. The stock has been under pressure among other things due to the lead drug's toxicity profile and positive data from their leading competitor. We believe the stock will recover after some near term volatility with an appreciation of both the manageability of the main toxicity and the large role for the drug in a large subset of breast cancer patients.

*The trademarks NASDAQ Biotechnology Index®, S&P Composite 1500® Healthcare Index, S&P Composite 1500® Biotechnology Index, S&P 500® Index, S&P 500® Health Care Corporate Bond Index and FTSE NAREIT Health Care Property Sector Index® referenced in this report are the property of their respective owners. These trademarks are not owned by or associated with the Fund or its service providers, including Tekla Capital Management LLC.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

(Unaudited)

SHARES	CONVERTIBLE PREFERRED (Restricted) (a) (b) - 0.8% of Net Assets	VALUE
	Biotechnology - 0.7%
2,538,462	BioClin Therapeutics, Inc. Series A (c)	$1,650,000
980,392	BioClin Therapeutics, Inc. Series B (c)	733,333
2,133,333	GenomeDx Biosciences, Inc. Series C	3,199,999
		5,583,332
	Health Care Equipment & Supplies - 0.1%
407,078	IlluminOss Medical, Inc. Series AA	407,078
383,470	IlluminOss Medical, Inc. Junior Preferred	383,470
32,792	IlluminOss Medical, Inc. warrants (expiration 3/31/27)	0
		790,548
	TOTAL CONVERTIBLE PREFERRED (Cost $6,000,266)	6,373,880
	PREFERRED STOCK - 1.5% of Net Assets
	Real Estate Investment Trust - 1.5%
200,000	Welltower Inc.	12,624,000
	TOTAL PREFERRED STOCK (Cost $11,919,595)	12,624,000
	MANDATORY CONVERTIBLE PREFERRED STOCKS - 1.4% of Net Assets
	Pharmaceuticals - 1.4%
5,000	Allergan plc, 5.50% due 03/01/18	4,248,900
13,000	Teva Pharmaceutical Industries Ltd., 7.00% due 12/15/18	7,501,000
	TOTAL MANDATORY CONVERTIBLE PREFERRED STOCKS (Cost $18,000,000)	11,749,900

The accompanying notes are an integral part of these Financial Statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

(Unaudited, continued)

PRINCIPAL AMOUNT	CONVERTIBLE AND NON-CONVERTIBLE NOTES - 15.0% of Net Assets Convertible Notes - 2.0%	VALUE
	Health Care Equipment & Supplies - 0.0%
$131,169	IlluminOss Medical, Inc. Promissory Note, (Restricted) 8.00%, due 3/31/18	$131,169
	Pharmaceuticals - 2.0%
13,000,000	Aegerion Pharmaceuticals, Inc., 2.00% due 8/15/19	10,400,000
7,000,000	Egalet Corporation, 5.50% due 4/1/20	5,757,500
		16,157,500
	TOTAL CONVERTIBLE NOTES	16,288,669
	Non-Convertible Notes - 13.0%
	Biotechnology - 1.3%
10,000,000	Amgen Inc., 3.63% due 5/15/22	10,393,900
	Health Care Equipment & Supplies - 1.3%
5,000,000	Medtronic, Inc., 3.50% due 3/15/25	5,116,230
6,000,000	Zimmer Biomet Holdings, Inc., 4.25% due 8/15/35	5,640,510
		10,756,740
	Health Care Providers & Services - 8.8%
12,693,000	Acadia Healthcare Company, Inc., 5.13% due 7/01/22	12,819,930
10,500,000	Anthem Inc., 3.50% due 8/15/24	10,565,751
8,665,000	Cigna Corporation, 5.88% due 3/15/41	10,513,210
8,250,000	Express Scripts Holding Company, 6.13% due 11/15/41	9,393,879
9,700,000	HCA Holdings, Inc., 6.25% due 2/15/21	10,469,938
7,500,000	HealthSouth Corporation, 5.75% due 11/1/24	7,556,250
10,500,000	UnitedHealth Group Inc., 4.38% due 3/15/42	10,884,720
		72,203,678

The accompanying notes are an integral part of these Financial Statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

(Unaudited, continued)

PRINCIPAL AMOUNT	Pharmaceuticals - 1.6%	VALUE
$4,750,000	AstraZeneca PLC, 6.45% due 9/15/37 (f)	$6,202,047
780,000	Mallinckrodt International Finance SA, 4.75% due 4/15/23	661,050
5,020,000	Wyeth LLC, 5.95% due 4/01/37	6,198,365
		13,061,462
	TOTAL NON-CONVERTIBLE NOTES	106,415,780
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE NOTES (Cost $126,495,010)	122,704,449
SHARES	COMMON STOCKS AND WARRANTS - 101.5% of Net Assets
	Biotechnology - 29.2%
156	AbbVie Inc.	10,165
224,090	Alexion Pharmaceuticals, Inc. (b)	27,168,672
146,000	Amgen Inc.	23,954,220
67,975	Biogen Inc. (b)	18,585,724
447,164	Celgene Corporation (b)	55,640,617
305,100	Eleven Biotherapeutics, Inc. warrants (Restricted, expiration 11/24/17) (a) (b)	0
715,719	Gilead Sciences, Inc.	48,611,634
73,552	Incyte Corporation (b)	9,831,696
300,000	Karyopharm Therapeutics Inc. (b)	3,852,000
320,405	Natera, Inc. (b)	2,841,992
1,203,752	Pieris Pharmaceuticals, Inc. (b)	3,129,755
40,496	Pieris Pharmaceuticals, Inc., Series A warrants (Restricted, expiration 6/8/21) (a) (b)	38,471
20,248	Pieris Pharmaceuticals, Inc., Series B warrants (Restricted, expiration 6/8/21) (a) (b)	24,298
165,000	Puma Biotechnology, Inc. (b)	6,138,000
221,800	Sarepta Therapeutics, Inc. (b)	6,565,280
32,440	United Therapeutics Corporation (b)	4,391,727
265,543	Vertex Pharmaceuticals Incorporated (b) (d)	29,037,127
		239,821,378

The accompanying notes are an integral part of these Financial Statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

(Unaudited, continued)

SHARES	Health Care Equipment & Supplies - 10.9%	VALUE
1,021,320	Abbott Laboratories (d)	$45,356,821
397,030	Medtronic plc	31,984,737
102,300	Zimmer Biomet Holdings, Inc.	12,491,853
		89,833,411
	Health Care Providers & Services - 18.4%
129,600	Acadia Healthcare Company, Inc. (b)	5,650,560
134,007	AmerisourceBergen Corporation	11,859,619
60,450	Charles River Laboratories International, Inc. (b)	5,437,477
83,900	Cigna Corporation	12,290,511
109,035	Community Health Systems, Inc. (b)	967,140
278,479	CVS Health Corporation (d)	21,860,601
53,977	HCA Holdings, Inc. (b)	4,803,413
112,000	Humana Inc.	23,087,680
75,400	McKesson Corporation (d)	11,178,804
190,000	Molina Healthcare, Inc. (b)	8,664,000
164,500	Tenet Healthcare Corporation (b)	2,913,295
260,081	UnitedHealth Group Inc. (d)	42,655,885
104	Universal Health Services, Inc.	12,943
		151,381,928
	Health Care Technology - 0.1%
47,300	Allscripts Healthcare Solutions, Inc. (b)	599,764
	Life Sciences Tools & Services - 3.1%
32,400	Illumina, Inc. (b)	5,528,736
128,666	Thermo Fisher Scientific Inc. (d)	19,763,098
		25,291,834
	Medical Devices and Diagnostics - 0.6%
55,900	Edwards Lifesciences Corporation (b) (d)	5,258,513
	Pharmaceuticals - 29.9%
145,970	Allergan plc	34,875,152
186,500	Bristol-Myers Squibb Co. (d)	10,141,870
130,223	Diplomat Pharmacy, Inc. (b)	2,077,057
343,005	Eli Lilly & Company	28,850,151
622,002	Johnson & Johnson	77,470,349
870,500	Merck & Co., Inc.	55,311,570
197,760	Mylan N.V. (b)	7,710,662
646,037	Pfizer Inc.	22,100,926
216,800	Teva Pharmaceutical Industries Ltd. (e)	6,957,112
		245,494,849

The accompanying notes are an integral part of these Financial Statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

(Unaudited, continued)

SHARES	Real Estate Investment Trusts - 9.3%	VALUE
203,105	Care Capital Properties, Inc.	$5,457,431
106,212	LTC Properties, Inc.	5,087,555
709,455	Medical Properties Trust, Inc.	9,144,875
413,116	Omega Healthcare Investors, Inc.	13,628,697
530,672	Physicians Realty Trust	10,544,453
456,190	Sabra Health Care REIT, Inc.	12,741,387
479,604	Senior Housing Properties Trust	9,711,981
15,000	Ventas Realty, LP / Ventas Capital Corporation	375,300
152,491	Ventas, Inc.	9,918,015
		76,609,694
	Real Estate Management & Development - 0.0%
5,323	The RMR Group Inc., Class A	263,489
	TOTAL COMMON STOCKS AND WARRANTS (Cost $848,268,367)	834,554,860
	EXCHANGE TRADED FUND (d)- 1.3% of Net Assets
140,600	Health Care Select Sector SPDR Fund	10,455,016
	TOTAL EXCHANGE TRADED FUND (Cost $10,484,542)	10,455,016
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 8.0% of Net Assets
$65,727,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $65,727,000, 0.09%, dated 03/31/17, due 04/03/17 (collateralized by U.S. Treasury Note 1.375%, due 1/31/21, market value $67,044,236)	65,727,000
	TOTAL SHORT-TERM INVESTMENT (Cost $65,727,000)	65,727,000
	TOTAL INVESTMENTS - 129.5% (Cost $1,086,894,780)	1,064,189,105

The accompanying notes are an integral part of these Financial Statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2017

(Unaudited, continued)

NUMBER OF CONTRACTS (100 SHARES EACH)	CALL OPTION CONTRACTS WRITTEN - (0.2)% of Net Assets	VALUE
2,300	Abbott Laboratories Apr17 46 Call	$(41,400)
1,865	Bristol-Myers Squibb Co. Apr17 57 Call	(39,165)
2,784	CVS Health Corporation Apr17 80 Call	(83,520)
559	Edwards Lifesciences Corporation Apr17 95.5 Call	(92,235)
1,406	Health Care Select Sector SPDR Fund Apr17 75.5 Call	(35,150)
350	McKesson Corporation Apr17 152.5 Call	(33,250)
681	Thermo Fisher Scientific Inc. Apr17 155 Call	(115,770)
630	UnitedHealth Group Inc. Apr17 167.5 Call	(107,100)
744	Vertex Pharmaceuticals Incorporated Apr17 100 Call	(744,000)
	TOTAL CALL OPTION CONTRACTS WRITTEN (Premiums received $1,099,491)	(1,291,590)
	TOTAL INVESTMENTS LESS CALL OPTION CONTRACTS WRITTEN - 129.3% (Cost $1,085,795,289)	1,062,897,515
	OTHER LIABILITIES IN EXCESS OF OTHER ASSETS - (29.3)%	(240,689,082)
	NET ASSETS - 100%	$822,208,433

(a)  Security fair valued. See Investment Valuation and Fair Value Measurements.

(b)  Non-income producing security.

(c)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $2,383,333).

(d)  A portion of security is pledged as collateral for call options written.

(e)  American Depository Receipt

(f)  Foreign security.

The accompanying notes are an integral part of these Financial Statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2017

(Unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,084,510,359)	$1,061,805,772
Investments in affiliated issuers, at value (cost $2,384,421)	2,383,333
Total investments	1,064,189,105
Cash	519
Dividends and interest receivable	2,289,735
Receivable for investments sold	10,333,575
Prepaid expenses	222,198
Total assets	1,077,035,132
LIABILITIES:
Payable for investments purchased	26,227,081
Accrued advisory fee	826,117
Accrued investor support service fees	41,306
Accrued shareholder reporting fees	81,029
Accrued trustee fees	27,749
Loan Payable	225,000,000
Options written, at value (premium received $1,099,491)	1,291,590
Income distribution payable	189,578
Interest payable	1,084,498
Accrued other	57,751
Total liabilities	254,826,699
Commitments and Contingencies (see Note 1)
NET ASSETS	$822,208,433
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 43,516,091 shares issued and outstanding	$830,092,602
Accumulated net investment loss	(25,761,516)
Accumulated net realized gain on investments and options	40,775,121
Net unrealized loss on investments and options	(22,897,774)
Total net assets (equivalent to $18.89 per share based on 43,516,091 shares outstanding)	$822,208,433

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2017

(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign tax of $82,994)	$8,765,855
Interest and other income	3,013,112
Total investment income	11,778,967
EXPENSES:
Advisory fees	4,959,856
Interest expense	2,027,494
Investor support service fees	247,993
Legal fees	103,244
Administration fees	83,015
Shareholder reporting	79,840
Trustees' fees and expenses	72,915
Custodian fees	71,864
Auditing fees	20,808
Transfer agent fees	13,782
Other (see Note 2)	261,542
Total expenses	7,942,353
Net investment income	3,836,614
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	14,308,321
Closed or expired option contracts written	6,364,283
Net realized gain	20,672,604
Change in unrealized appreciation (depreciation)
Investments in unaffiliated issuers	(5,708,689)
Investments in affiliated issuers	(1,088)
Option contracts written	(780,579)
Change in unrealized appreciation (depreciation)	(6,490,356)
Net realized and unrealized gain (loss)	14,182,248
Net increase in net assets resulting from operations	$18,018,862

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended March 31, 2017 (Unaudited)	Year ended September 30, 2016
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$3,836,614	$7,867,507
Net realized gain	20,672,604	31,409,642
Change in net unrealized appreciation (depreciation)	(6,490,356)	49,304,898
Net increase in net assets resulting from operations	18,018,862	88,582,047
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income and realized gains	(29,378,902)	(72,504,372)
Total distributions	(29,378,902)	(72,504,372)
CAPITAL SHARE TRANSACTIONS:
Fund shares repurchased (208,999 and 153,131 shares, respectively) (see Note 1)	(3,505,008)	(2,709,105)
Total capital share transactions	(3,505,008)	(2,709,105)
Net increase (decrease) in net assets	(14,865,048)	13,368,570
NET ASSETS:
Beginning of period	837,073,481	823,704,911
End of period	$822,208,433	$837,073,481
Accumulated net investment loss included in net assets at end of period	($25,761,516)	($219,228	) (a)

(a)  Reflects reclassifications to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENT OF CASH FLOWS

SIX MONTHS ENDED MARCH 31, 2017

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($175,704,775)
Purchases to close option contracts written	(770,199)
Net maturities of short-term investments	(47,693,000)
Sales of portfolio securities	245,268,037
Proceeds from option contracts written	7,729,615
Interest income received	3,209,511
Dividend income received	8,636,329
Other operating receipts (expenses paid)	(7,761,972)
Net cash provided from operating activities	32,913,546
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(29,408,552)
Fund shares sold	(3,505,008)
Net cash used for financing activities	(32,913,560)
NET DECREASE IN CASH	(14)
CASH AT BEGINNING OF YEAR	533
CASH AT END OF SIX MONTHS	$519
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$18,018,862
Purchases of portfolio securities	(175,704,775)
Purchases to close option contracts written	(770,199)
Net maturities of short-term investments	(47,693,000)
Sales of portfolio securities	245,268,037
Proceeds from option contracts written	7,729,615
Accretion of discount	19,405
Net realized gain on investments and options	(20,672,604)
Decrease in net unrealized appreciation (depreciation) on investments and options	6,490,356
Decrease in dividends and interest receivable	47,468
Decrease in accrued expenses	(87,680)
Decrease in prepaid expenses and interest payable	268,061
Net cash provided from operating activities	$32,913,546

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

	Six months ended March 31, 2017 (Unaudited)		Year ended September 30, 2016	Year ended September 30, 2015	Period July 31, 2014 to September 30, 2014 (1)
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value per share, beginning of period	$19.14		$18.77	$19.33	$19.10	(2)
Net investment income (loss) (3)	0.09		0.18	0.11	(0.01)
Net realized and unrealized gain	0.33		1.78	0.68	0.39
Total increase (decrease) from investment operations	0.42		1.96	0.79	0.38
Distributions to shareholders from:
Income distributions to shareholders	(0.68)		(1.65)	(1.35)	(0.11)
Total distributions	(0.68)		(1.65)	(1.35)	(0.11)
Capital charges with respect to issuance of shares	—		—	—	(0.04)
Increase resulting from shares repurchased (3)	0.01		0.06	—	—
Net asset value per share, end of Period	$18.89		$19.14	$18.77	$19.33
Per share market value, end of Period	$17.40		$17.48	$16.30	$18.85
Total investment return at market value	3.69	%*	18.25%	(7.37%)	(5.42	%)*
Total investment return at net asset value	2.81	%*	12.44%	4.02%	2.02	%*
RATIOS
Expenses to average net assets	2.02	%**	1.88%	1.60%	1.28	%**
Expenses, excluding interest expense	1.50	%**	1.50%	1.44%	1.28	%**
Net investment income (loss) to average net assets	0.97	%**	0.96%	0.50%	(0.41	%)**
SUPPLEMENTAL DATA
Net assets at end of period (in millions)	$822		$837	$824	$848
Portfolio turnover rate	19.87	%*	48.24%	92.61%	19.61	%*

*  Not annualized.

**  Annualized.

(1)  Commenced operations on July 31, 2014.

(2)  Net asset value beginning of period reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.

(3)  Computed using average shares outstanding.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(Unaudited)

(1)  Organization and Significant Accounting Policies

Tekla Healthcare Opportunities Fund (the Fund) is a Massachusetts business trust formed on April 2, 2014 and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on July 31, 2014. The Fund's investment objective is to seek current income and long-term capital appreciation through investments in U.S. and non-U.S. companies in the healthcare industry (including equity securities, debt securities and pooled investment vehicles). The Fund invests primarily in securities of public and private companies believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth. The Fund may invest in private companies and other restricted securities, including private investments in public equity and venture capital investments, if these securities would currently comprise 10% or less of Managed Assets.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after March 31, 2017, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the "Trustees") has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible bonds, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last sale price in the case of exchange traded options or, in the case of OTC-traded options, the average of the last sale price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests, and other restricted securities, as well as shares of publicly traded companies

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(continued)

for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments, to lock in the purchase price of a security or currency which it expects to purchase in the near future, as a temporary substitute for purchasing selected investments, or to enhance potential gain or to gain or hedge exposure to financial market risk.

The Fund's obligation under an exchange traded written option or investment in an exchange-traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(continued)

initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

Transactions in call options written for the six months ended March 31, 2017 were as follows:

	Contracts	Premiums
Options outstanding, September 30, 2016	11,792	$1,441,696
Options written	62,699	7,729,615
Options terminated in closing purchase transactions	(6,312)	(704,532)
Options exercised	(11,034)	(937,339)
Options expired	(45,826)	(6,429,949)
Options outstanding, March 31, 2017	11,319	$1,099,491
Average Number of Contracts	10,679

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location		Statement of Operations Location
Equity Contracts	Liabilities, options written, at value	$1,291,590	Net realized gain on closed or expired option contracts written	$6,364,283
			Change in unrealized appreciation (depreciation) on option contracts written	($780,579)

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the identified cost method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended March 31, 2017 totaled $194,210,577 and $255,444,855, respectively.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(continued)

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1125 per share to shareholders of record. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and distribution rate considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

Share Repurchase Program

In March 2017, the Trustees approved the renewal of the share repurchase program to allow the Fund to purchase up to 12% of its outstanding common shares in the open market for a one-year period ending July 14, 2018. Prior to this renewal, in March 2016, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period ending July 10, 2017. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the six months ended March 31, 2017 the Fund repurchased 208,999 shares at a total cost of $3,505,008. The weighted average discount per share between the cost of repurchase and net asset value applicable to such shares at the date of repurchase was 7.28%.

During the year ended September 30, 2016, the Fund repurchased 153,131 shares at a total cost of $2,709,105. The weighted average discount per share between the cost of repurchase and net asset value applicable to such shares at the date of repurchase was 8.76%

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(continued)

As of March 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at March 31, 2017.

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Loan Payable

The Fund maintains a $225,000,000 line of credit with the Bank of Nova Scotia (the "Line of Credit") which expires on January 3, 2018. As of March 31, 2017, the Fund had drawn down $225,000,000 from the Line of Credit, which was the maximum borrowing outstanding during the period. The Fund is charged interest at the rate of 0.70% above the relevant LIBOR rate adjusted by the Statutory Reserve Rate for borrowing (per annum). The Fund is also charged a commitment fee on the daily unused balance of the line of credit at the rate of 0.25% (per annum). Per the Line of Credit agreement, the Fund paid an upfront fee of 0.10% on the total line of credit balance, which is being amortized through January 4, 2018. The Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The weighted average interest rate and the average outstanding loan payable for the period from October 1, 2016 to March 31, 2017 were 1.7707% and $225,000,000, respectively. The stated carrying amount of the line of credit approximates its fair value based upon the short term nature of the borrowings and the interest rates being based upon the market terms. The borrowings under the line of credit would be considered as Level 2 in the fair value hierarchy (See Note 4) at March 31, 2017.

Investor Support Services

The Fund has retained Destra Capital Investment LLC to provide investor support services in connection with the ongoing operation of the Fund. The Fund will pay Destra a fee in an annual amount equal to (i) 0.10% of the average aggregate daily value of the Fund's Managed Assets from July 31, 2015 to December 31, 2015 and (ii) 0.05% of the average aggregate daily

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(continued)

value of the Fund's Managed Assets from January 1, 2016 through the remaining term of the investor support services agreement.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of 1.00% of the average daily value of the Fund's Managed Assets. Managed Assets means the total assets of the Fund minus the Fund's liabilities other than the loan payable.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2017, these payments amounted to $43,665 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees or officers of the Fund who are also officers of the Adviser.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions involving such companies during the six months ended March 31, 2017 were as follows:

Issuer	Value on September 30, 2016		Purchases	Sales	Income	Value on March 31, 2017
BioClin Therapeutics, Inc.	$—	*	$1,431,410	$—	$—	$2,383,333
	$—		$1,431,410	$—	$—	$2,383,333

* Not an affiliate as of September 30, 2016.

(4)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(continued)

fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2017 to value the Fund's net assets. For the six months ended March 31, 2017, there were no transfers between Levels 1, 2 and 3. The Fund accounts for transfers between levels at the beginning of the period.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Preferred
Biotechnology			$5,583,332	$5,583,332
Health Care Equipment & Supplies			790,548	790,548
Preferred Stock
Real Estate Investment Trust	$12,624,000		—	12,624,000
Mandatory Convertible Preferred Stocks
Pharmaceuticals	11,749,900		—	11,749,900
Convertible Notes
Health Care Equipment & Supplies	—		131,169	131,169
Pharmaceuticals	—	$16,157,500	—	16,157,500
Non-Convertible Notes
Biotechnology	—	10,393,900	—	10,393,900
Health Care Equipment & Supplies	—	10,756,740	—	10,756,740
Health Care Providers & Services	—	72,203,678	—	72,203,678
Pharmaceuticals	—	13,061,462	—	13,061,462
Common Stocks and Warrants
Biotechnology	239,758,609	—	62,769	239,821,378
Health Care Equipment & Supplies	89,833,411	—	—	89,833,411
Health Care Providers & Services	151,381,928	—	—	151,381,928
Health Care Technology	599,764	—	—	599,764
Life Sciences Tools & Services	25,291,834	—	—	25,291,834
Medical Devices and Diagnostics	5,258,513	—	—	5,258,513
Pharmaceuticals	245,494,849	—	—	245,494,849
Real Estate Investment Trusts	76,609,694	—	—	76,609,694
Real Estate Management & Development	263,489	—	—	263,489
Exchange Traded Fund	10,455,016	—	—	10,455,016
Short-term Investment	—	65,727,000	—	65,727,000
Total	$869,321,007	$188,300,280	$6,567,818	$1,064,189,105
Other Financial Instruments
Liabilities
Call Options Contracts Written	($1,291,590)	$—	$—	($1,291,590)
Total	($1,291,590)	$—	$—	($1,291,590)

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Level 3 Assets	Balance as of September 30, 2016	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers in (out of) Level 3	Balance as of March 31, 2017
Convertible Preferred
Biotechnology	$4,151,922	($656)	$1,432,066			$5,583,332
Health Care Equipment & Supplies	790,548	(482)	482			790,548
Convertible Notes
Health Care Equipment & Supplies	0	—	131,169			131,169
Common Stocks and Warrants
Biotechnology	37,528	24,678	563			62,769
Total	$4,979,998	$23,540	$1,564,280	$—	$—	$6,567,818
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2017						$23,540

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at March 31, 2017	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$62,769	Income approach, Black-Scholes	Discount for lack of marketability	20%-50% (20%)
	6,505,049	Probability- weighted expected return model	Discount rate Price to sales multiple	17.37%-56.30% (33.79%) 1.56-19.93 (8.94)
	$6,567,818

(5)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 10% or less of Managed Assets. The value of these securities represented less than 1% of the Fund's Managed Assets at March 31, 2017.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2017

(continued)

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at March 31, 2017. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
BioClin Therapeutics, Inc.
Series A Cvt. Pfd	1/19/16, 10/24/16	$1,651,088	$0.65	$1,650,000
Series B Cvt. Pfd	3/3/17	733,333	0.75	733,333
Eleven Biotherapeutics, Inc.
Warrants (expiration 11/24/17)	11/25/14	2,780	0.00	0
GenomeDx Biosciences, Inc.
Series C Cvt. Pfd	2/22/16	3,202,511	1.50	3,199,999
IlluminOss Medical, Inc.
Series AA Cvt. Pfd	1/21/16	282,797	1.00	407,078
Junior Preferred Cvt. Pfd	1/21/16	130,537	1.00	383,470
Warrants (expiration 3/31/27)	3/28/17	0	0.00	0
Cvt. Promissory Note	3/28/17	131,169	100.00	131,169
Pieris Pharmaceuticals, Inc.
Series A Warrants (expiration 6/8/21)	6/7/16	5,459	0.95	38,471
Series B Warrants (expiration 6/8/21)	6/7/16	2,730	1.20	24,298
		$6,142,404		$6,567,818

(#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (the Advisory Agreement) between the Fund and the Adviser provides that the Advisory Agreement will continue in effect so long as its continuance is approved at least annually by (i) the Trustees of the Fund or the shareholders by affirmative vote of a majority of the outstanding shares and (ii) a majority of the Trustees of the Fund who are not interested persons (the Independent Trustees), by vote cast in person at a meeting called for the purpose of voting on such approval.

After considering the matter in a meeting held on March 23, 2017, the Board, and the Independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance to its primary benchmark, the S&P Composite 1500® Health Care Index (S15HLTH), and to other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. The Trustees took into account that the Adviser presently provides investment management services only to the Fund and to Tekla Life Sciences Investors, Tekla Healthcare Investors and Tekla World Healthcare Fund and does not derive any significant benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement, market research and potential marketing exposure for the Adviser. The Board also received and reviewed information throughout the year about the portfolio performance, the investment strategy, the portfolio management team and the fees and expenses of the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the Adviser and its affiliates, and whether fee levels reflect any economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board also evaluated the financial strength of the Adviser and the capability of the personnel of the Adviser, specifically the strength and background of its investment analysts. Fund counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor.

The nature, extent and quality of the services to be provided by the Adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole, along with specific portfolio management, support and trading functions the Adviser provides to the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser, and, in particular, the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management, compliance and administrative personnel. The Trustees also took into account the Adviser's significant investment in its business through the addition of portfolio

TEKLA HEALTHCARE
OPPORTUNITIES FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

management and administrative staff in recent years and the Adviser's commitment to continue to build out its infrastructure as future circumstances require.

The investment performance of the Fund and the Adviser. On a regular basis the Board reviews performance information for the Fund and discusses the Fund's investment strategy with the Adviser. The Trustees reviewed performance information for the Fund and, in particular, performance information for the past one-year period; comparisons of the Fund's performance to its benchmark, the S15HLTH and other investment companies; and information relating to the performance of the Fund's venture capital portfolio. The Trustees noted that the performance information reviewed reflects a view only of the Fund's performance as of a certain date, and that the results might be significantly different if a different date is selected to generate the performance information.

In considering the Fund's relative performance, the Trustees noted that, although an independent service provider had been engaged to help identify the appropriate benchmark and peer group for the Fund, the Fund's unique strategy presents challenges when comparing the Fund's performance to a single benchmark or a peer group, as no single benchmark or fund within the peer group contains this same strategy. In particular, the Trustees noted that the Fund employs a growth and income investment strategy, which requires for the Fund to seek to generate income by investing in income producing securities (such as convertible debt) and writing call options intended to generate current income based on the option premiums. The Trustees observed that neither the Fund's primary benchmark (the S15HLTH) nor the funds included in the Fund's peer group have similar exposures seeking income generation. In light of these differences, the Trustees recognized the more limited usefulness of these performance comparisons for the Fund.

With respect to the performance of the Fund against its primary benchmark, the Trustees noted that the performance of the benchmark has exceeded the Fund's returns measured by net asset value over the reported one-year period. With respect to the net asset value performance of the Fund against a peer group, the Trustees noted that the Fund compared well against its peer group for the one-year period.

The Trustees continue to be satisfied with the investment performance of the Fund and the Adviser, including the use of leverage.

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and reviewed comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies. The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information and noted that a portion of the Fund's investment portfolio is invested in venture and restricted securities, a portfolio management service that can warrant higher management fees than those charged by the Adviser pursuant to the Advisory Agreement. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. Based on the information provided to and evaluated by the Trustees, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive. The fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by other investment advisers, and the services provided by the Adviser and the amounts

TEKLA HEALTHCARE
OPPORTUNITIES FUND

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

paid under the Advisory Agreement are sufficiently favorable in comparison to the services rendered and fees charged by others for similar services to warrant a finding that fees to be paid by the Fund are fair.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the advisory fee schedule in the Advisory Agreement and noted that it does not provide for breakpoints that might reduce the effective fee to the extent that the Fund's net assets should increase. The Trustees determined that, given the closed-end structure of the Fund and the fact that the Fund has no current plans to seek additional assets beyond maintaining its dividend reinvestment plan and any significant growth in its assets generally will occur through appreciation in the value of the Fund's investment portfolio (rather than sales of additional shares in the Fund), the Fund's advisory fee schedule is satisfactory and fair.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

PRIVACY NOTICE: If you are a registered shareholder of the Fund, the Fund and Tekla Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION: A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.Teklacap.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. A link to this Schedule of Investments will be available on the Fund's website at www.Teklacap.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

You can find information regarding the Fund at the Fund's website, www.teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing and distributions and press releases, and maintains links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, including performance, portfolio holdings and sector information for each fiscal quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital Investments, at 1-877-855-3434.

DISTRIBUTION POLICY: The Fund has a fixed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM: In March 2017, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period ending July 14, 2018.

PORTFOLIO MANAGEMENT: Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A, Ph.D., Christian M. Richard, M.B.A, M.S., Christopher Abbott, Robert Benson, CFA, CAIA, Amanda Birdsey-Benson, Ph.D., Alan Kwan, M.B.A, Ph.D., and Joshua A.W. Mosberg, Ph.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

HOUSEHOLDING: A number of banks, brokers and financial advisers have instituted "householding". Under this practice, which has been approved by the SEC, only one copy of shareholder documents may be delivered to multiple shareholders who share the same address and satisfy other conditions. Householding is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. If you do not want the mailing of your shareholder documents to be combined with those of other members of your household, please contact your bank, broker or financial adviser.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

New York Stock Exchange Symbol: THQ
NAV Symbol: XTHQX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Michael W. Bonney
Rakesh K. Jain, Ph.D.
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky, M.B.A., J.D.
William S. Reardon, CPA
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call their bank, broker or financial adviser or the Transfer Agent at 1-800-426-5523.

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

(617) 772-8500

Item 2. CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2016—Oct. 31, 2016)	159,752	$17.13	159,752	4,952,503
Month #2 (Nov. 1, 2016 — Nov. 30, 2016)	49,247	$15.51	49,247	4,903,256
Month #3 (Dec. 1, 2016 — Dec. 31, 2016)	—	—	—	4,903,256
Month #4 (Jan. 1, 2017 — Jan. 31, 2017)	—	—	—	4,903,256
Month #5 (Feb. 1, 2017 — Feb. 28, 2017)	—	—	—	4,903,256
Month #6 (Mar. 1, 2017 — Mar. 31, 2017)	—	—	—	4,903,256
Total	208,999	$16.75	208,999

(1)             On March 19, 2015, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees.  On March 24, 2016, the Trustees approved the renewal of the repurchase program to allow the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 10, 2017. On March 23, 2017, the Trustees approved the renewal of the repurchase program allowing the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2018.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)             In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)             There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics - Not applicable to this semi-annual filing.

(a)(2) Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 1 and 2).

(a)(3) Notice to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1 (Exhibit 3).

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA HEALTHCARE OPPORTUNITIES FUND

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	6/2/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	6/2/17

* Print the name and title of each signing officer under his or her signature.